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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2004

GreenPoint Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14320 (Commission File Number)	06-1379001 (IRS Employer Identification No.)
90 Park Avenue, New York, New York 10016 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 834-1000

Item 7.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
	—	Not Applicable
(b)	Pro forma financial information.
	—	Not Applicable
(c)	Exhibits.
		23.1	Consent of Independent Auditors of GreenPoint Financial Corp.
		99.1	Consolidated Financial Statements of GreenPoint Financial Corp. and Subsidiaries as of December 31, 2003.

Item 12.    Results of Operations and Financial Condition.

Attached as Exhibit 99.1 are the consolidated financial statements of GreenPoint Financial Corp. (the "Company") as of December 31, 2003, which includes the Report of Independent Auditors of the Company relating thereto. This information also will be contained in, and is being furnished in advance of, the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2004	GREENPOINT FINANCIAL CORP.
	By:	/s/ Howard C. Bluver
	Name:	Howard C. Bluver
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

23.1	Consent of Independent Auditors of GreenPoint Financial Corp.
99.1	Report of Independent Auditors of GreenPoint Financial Corp. as of December 31, 2003 and Consolidated Financial Statements of GreenPoint Financial Corp. and Subsidiaries as of December 31, 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX